Rule 497(e)
                                                        SEC File Nos. 333-22075
                                                                      811-8061



                                                           December 27, 2000



                            THE BANC STOCK GROUP FUND

                            SUPPLEMENT TO PROSPECTUS
                             DATED DECEMBER 1, 2000

                                 ABOUT THE FUND

     The following should be read in conjunction with the sections titled "How the Fund Pursues its Objective" and "Principal Risks of Investing in the Fund" on pages 3 and 4 of the Prospectus:

     Currently, the Fund's investments are heavily weighted in banks and lending institutions located in California. The Fund's adviser believes that these investments offer superior prospects for long term growth. Although California's economy is large and diverse, any negative changes in the California economy could have a disproportionate effect on the performance of the Fund. In addition, the Fund is more vulnerable to legislative or regulatory developments that are unfavorable to California banks and lending institutions.

     This Supplement and the Prospectus dated December 1, 2000 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated December 1, 2000, which is incorporated herein by reference and can be obtained without charge by calling The BSG Funds at 1-888-226-5595.